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                                                                  Exhibit 10.12

                              SURETYSHIP AGREEMENT

         FOR VALUE RECEIVED, and in consideration of credit given, or to be given, advances made or to be made, or other financial accommodation from time to time afforded or to be afforded to City Center, Ltd., a Tennessee limited partnership, (hereinafter referred to as "Debtor"), by NHESOP, Inc., a Tennessee corporation, or its successors, endorsees, transferees and assigns (all of which hereinafter are referred to collectively as "Lender"), the undersigned, National HealthCorp L.P., a Delaware limited partnership, hereby, for itself and its successors and assigns, guarantees the full and prompt payment to Lender at maturity and at all times thereafter of any and all indebtedness, obligations and liabilities of every kind and nature, however created, arising or evidenced, of Debtor to Lender (including all liabilities of any partnership created or arising while Debtor may have been or may be a member thereof), whether now existing or hereafter created or arising, whether direct or indirect, absolute or contingent, joint or several, and howsoever owned, held or acquired, whether through discount, overdraft, purchase, direct loan or as collateral, or otherwise together with all expenses, legal and/or otherwise (including court costs and attorney's fees) incurred by Lender in collecting or endeavoring to collect the Indebtedness or any part thereof, in protecting any collateral, and in enforcing this Suretyship Agreement (all of which hereinafter are referred to collectively




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as the "Indebtedness.). The right of recovery, however, is limited to Eight
Million Five Hundred Thousand and No/100 Dollars ($8,500,000.00), plus interest on all loans and/or advances hereunder and all expenses hereinbefore mentioned.

         This suretyship shall be a continuing, absolute and unconditional guaranty, and shall apply to and cover all loans, discounts or renewals thereof made by Lender to Debtor and any and all Indebtedness, of any nature and howsoever arising or created or evidenced, owing to Lender by Debtor, and shall remain in full force and effect until any and all of the Indebtedness, or any extensions or renewals thereof, and expenses in connection therewith, shall be fully paid. The undersigned, hereby expressly waives all applicable statutes of limitation which may exist at any time in favor of the undersigned. The dissolution or withdrawal of the undersigned shall not terminate this suretyship. In the event of such dissolution or withdrawal, this suretyship shall, notwithstanding, continue and remain in force against the survivor or survivors of the undersigned.

         Lender is hereby expressly authorized to make from time to time, without notice to anyone, any extensions, renewals, sales, pledges, surrenders, compromises, settlements, releases, indulgences, alterations, substitutions, exchanges, changes in, modifications, or other dispositions, of or to all or any part of the Indebtedness, either express or implied, or of any contracts or instruments evidencing any thereof, or of any security or collateral therefor, and/or to take any security for or other guarantees upon any of the


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Indebtedness, and the liability of the undersigned hereunder shall not be in any manner affected, diminished or impaired thereby, or by any lack of diligence, failure, neglect or omission on the part of Lender to make any demand or protest, or give any notice of dishonor or default, or to realize upon or protect any of the Indebtedness, or any collateral or security therefor, or to exercise any lien upon or right of appropriation or set-off of any moneys, accounts, credits, or property of Debtor, possessed by Lender, towards the liquidation of the Indebtedness, or by any application of payments or credits thereon. Lender shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on the Indebtedness, or any part thereof, and shall be under no obligation, at any time, to first resort to, make demand on, file claim against, or exhaust its remedies against Debtor, the undersigned, or other persons or corporations, their properties or estates, or to resort to or exhaust its remedies against any collateral, security, property, liens or other rights whatsoever. It is expressly agreed that Lender may at any time make demand for payment on, or bring suit against, the undersigned surety. Lender may compound with any other surety or any other sureties for such sums or on such terms as it may see fit and release any other surety or sureties from all further liability to Lender without thereby impairing the rights of Lender in any respect to demand, sue for and collect the balance of the Indebtedness from the undersigned. Any claims against Debtor accruing to the undersigned by reason of payments made hereunder shall be subordinate to any indebtedness then or subsequently owed by Debtor to Lender.
As security for

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the undertakings and obligations of the undersigned hereunder, the undersigned expressly grants and gives to Lender a general lien upon all money, negotiable instruments, commercial paper, notes, bonds, stock, credits and/or choses in action, or any interest therein, and any other property, rights and interests of the undersigned or any evidence thereof, which have or at any time shall come into the possession, custody or control of Lender. In the event of default hereunder, Lender may sell or cause to be sold, at public or private sale, in any manner which may be lawful, for cash or credit and upon such terms as Lender may see fit, and without demand or notice to the undersigned, all or any of such security, and Lender or any other person may purchase such property, rights or interests so sold and thereafter hold the same free of any claim or right of whatsoever kind, including any statutory right or equity of redemption, of the undersigned, such demand, notice or statutory right or equity of redemption being hereby expressly waived and released.

         In event of the dissolution, liquidation or insolvency (however evidenced) of, or the institution of bankruptcy or receivership proceedings by or against, Debtor, all of the Indebtedness of Debtor then existing shall, for the purposes of this suretyship and at the option of Lender, immediately become due and payable from the undersigned. In such event, any and all sums or payments of any nature which may be or become due and payable by Debtor to the undersigned are hereby assigned to Lender, and shall be collectible by Lender, without necessity for other authority than this instrument, until all


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of the Indebtedness of the Debtor to Lender shall be fully paid and discharged, but such collection by Lender shall not in any respect affect, impair or diminish any other rights of Lender hereunder.

         The granting of credit from time to time by Lender to Debtor, in excess of the amount to which right of recovery under this suretyship is limited and without notice to the undersigned, is hereby expressly authorized and shall in no way affect or impair this suretyship. In event that the Indebtedness of Debtor to Lender shall so exceed the amount to which this suretyship is limited, any payments by Debtor or any collections or recovery by Lender from any sources other than this suretyship may be applied first by Lender to any portion of the Indebtedness which exceeds the limits of this suretyship. The undersigned hereby waives demand, presentment for payment, protest and diligence in collection and all other notices or demands whatsoever with respect to this suretyship and the enforcement hereof.

         Lender may, without any notice whatsoever to anyone, sell, assign or transfer all or any part of the Indebtedness, and in that event each and every immediate and successive assignee, transferee or holder of all or any part of the Indebtedness shall have the right to enforce this suretyship, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as though such assignee, transferee or holder were herein by name given such rights, powers and benefits, which assignee or transferee shall specifically include without limitation, Sovran Bank/Central South; provided, however, that Lender shall have an unimpaired right, prior and superior to that of


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any assignee, transferee or holder, to enforce this suretyship for the benefit of Lender as to so much of the Indebtedness that Lender has not sold, assigned or transferred.

         In the event Lender is required at any time to refund or repay to any person for any reason any sums collected by it on account of the obligations subject to this Suretyship Agreement, including but not limited to sums repaid to a Trustee in Bankruptcy as a result of an avoided preferential transfer or fraudulent conveyance, undersigned agrees that all such sums shall be subject to the terms of this suretyship agreement and that Lender shall be entitled to recover such sums from undersigned notwithstanding the fact that this suretyship agreement may have previously been returned to undersigned or that undersigned may have previously been discharged from further liability under this suretyship agreement.

         No act of commission or omission of any kind, or at any time, on the part of Lender in respect of any matter whatsoever shall in any way affect or impair this suretyship. This suretyship is in addition to and not in substitution for or discharge of any other suretyship held by Lender.

         This suretyship and every part thereof shall be binding upon the undersigned, and upon his respective heirs, legal representatives, successors and assigns, as fully as though everywhere specifically mentioned, and shall be construed according to the local laws of the


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State of Tennessee, in which State it shall be performed by the undersigned.

        All disputes or controversies which may arise from or in connection with this suretyship, its construction, interpretation, effect, performance or nonperformance or the consequences thereof, shall be determined exclusively by the courts of the State of Tennessee and the Federal Courts sitting in the State of Tennessee.

        WITNESS my signature, and the acceptance hereof by Lender, this 8 day of March, 1988.

                                                NATIONAL HEALTHCORP L.P., a
                                                Delaware limited partnership

                                                BY:  NHC, INC.
                                                     General Partner


                                                     BY: /s/
                                                         -------------------

                                                     TITLE: President
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STATE OF TENNESSEE)
COUNTY OF Rutherford)

        Before me, the undersigned, a Notary Public in and for the County and State aforesaid, personally appeared W. Andrew Adams, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who upon oath acknowledged himself to be President of NHC, Inc., the general partner of National HealthCorp L.P., the within named bargainor, a Tennessee limited partnership, and that he as such President of the general partner, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited partnership by himself as President of NHC, Inc., general partner of National HealthCorp L.P.

         Witness my hand and seal, at office in M'boro, Tennessee, this the 8 day of March, 1988.


                                        /s/
                                        --------------------------
                                        NOTARY PUBLIC


My Commission Expires:  5-22-90
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